Exhibit 10.15








                       INTERNET GAMING TECHNOLOGIES, INC.


                         SECURITIES PURCHASE AGREEMENT


                             ----------------------


                               September 5, 1996




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                                TABLE OF CONTENTS

                                                                          Page

Section 1. Purchase and Sale of Securities...................................1

Section 2. Closing...........................................................2

Section 3. Conditions to Close...............................................2

Section 4. Representation and Warranties of the Company......................4

Section 5. Representations, Warranties and Covenants of the Purchaser.......10

Section 6. Registration Rights..............................................12

Section 7. Miscellaneous....................................................21

                         SECURITIES PURCHASE AGREEMENT

            This Securities Purchase Agreement ("Agreement") is entered into this 5th day of September 1996 between INTERNET GAMING TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and UNISTAR ENTERTAINMENT, INC., a Colorado corporation ("Purchaser").

                                R E C I T A L S

            A. The Company desires to obtain funds from the Purchaser in order to further the operations of the Company.

            B. In order to obtain such funds, the Company desires to sell and issue to the Purchaser up to 600,000 shares (the "Shares") of the Company's $.00001 per value common stock ("Common Stock") at a price of $5.00 per Share.

            C. Purchaser desires to purchase the Shares subject to the Company's ability to provide or arrange for the development and delivery of a turn-key Internet gaming system ("System"), on the terms and subject to the conditions set forth herein.

            D. Concurrent with the execution of this Agreement, Purchaser and CasinoWorld Holdings, Ltd., a Delaware corporation ("CWH"), have entered into that certain Nonexclusive License Agreement ("License Agreement") providing for the development and delivery of the System.

            E. In addition to the foregoing transactions, the Company is currently conducting a private placement ("Private Placement") of 1,000,000 shares of its Common Stock, at $5.00 per share, pursuant to a Private Placement Memorandum dated July 24, 1996 ("Memorandum").

                               A G R E E M E N T

      It is agreed as follows:

      1.  Purchase and Sale of Securities.

          1.1 Purchase and Sale of Securities. Subject to the terms and conditions herein stated, the Company agrees to sell and issue to Purchaser, and Purchaser agrees to purchase from the Company, up to 600,000 Shares at a purchase price of $5.00 per Share. Concurrent with the execution of this Agreement, the Company shall sell and deliver to Purchaser a certificate for 140,000 Shares, and Purchaser shall purchase said Shares and deliver to the Company by cashier's check or wire transfer $700,000. Purchaser shall purchase, and the Company shall sell and issue to Purchaser, the balance of the Shares subject to the following incremental development of the System:

              1.1.1 Milestone Phase I - Purchaser shall purchase 20,000 Shares, and deliver to the Company $100,000, upon the installation of the hardware and software necessary to launch the National Indian Lottery ("NIL") homepage ("Homepage") for the website and virtual CasinoWorld(TM) site pursuant to Section 2.2.2 of the License Agreement.

              1.1.2 Milestone Phase II - Purchaser shall purchase 30,000 Shares, and deliver to the Company $150,000, upon the installation of all gaming software necessary to launch the NIL Homepage pursuant to Section 2.2.3 of the License Agreement.

              1.1.3 Milestone Phase III - Purchaser shall purchase 50,000 Shares, and deliver to the Company $250,000, upon the installation of all business systems necessary to launch the NIL Homepage pursuant to Section 2.2.4 of the License Agreement.

              1.1.4 Milestone Phase IV - Purchaser shall purchase 50,000 Shares, and deliver to the Company $250,000, upon the installation of all hardware and software necessary to launch the commercial/public release version of the NIL Homepage pursuant to Section 2.2.5 of the License Agreement.

              1.1.5 Milestone Phase V - Purchaser shall purchase 70,000 Shares, and deliver to the Company $350,000, upon the installation of all carrier equipment and related hardware necessary to launch the NIL telephone system pursuant to Section 2.2.6 of the License Agreement.

              1.1.6 Milestone Phase VI - Purchaser shall purchase 90,000 Shares, and deliver to the Company $450,000, upon the completion of all IVR software necessary to launch the NIL IVR system pursuant to Section 2.2.7 of the License Agreement.

              1.1.7 Milestone Phase VII - Purchaser shall purchase 150,000 Shares, and deliver to the Company $750,000, upon the installation of all IVR hardware necessary to launch the NIL IVR system pursuant to Section 2.2.8 of the License Agreement.

      2. Closing. The initial close of the transactions contemplated by this Agreement ("Close") shall take place at 10:00 a.m., Pacific Daylight Time ("PDT"), at the offices of the Company, 8989 Rio San Diego Drive, Suite 320, San Diego, California 92108 on September 6, 1996, or at such other time or place as the parties hereto shall by written instrument designate. At the initial Close, the Company shall deliver to Purchaser certificates representing 140,000 Shares to be purchased by the Purchaser under this Agreement in definitive form and registered in the name of Purchaser, against delivery to the Company by the Purchaser of a check or wire transfer in the amount of $700,000. Additional Closes, upon substantially identical terms and conditions to those contained herein, shall be held in accordance with the increments and timetable set forth in Section 1 until all 600,000 Shares have been sold. Unless otherwise stated, the initial Close and any additional Closes shall be referred to herein as the "Close."

      3.  Conditions to Close.

          3.1 Purchaser Conditions to Close. The obligations of each of the Purchaser to purchase the Shares hereunder shall be subject to the satisfaction of the following conditions precedent at or before each Close.

              (a) Performance of Covenants. The Company shall have performed all of its covenants and obligations under this Agreement to be performed by the Company on or prior to the Close.

              (b) Representations and Warranties Correct. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Close with the same force and effect as if they had been made on and as of said date.

              (c) Approvals and Consents. The Company shall have received all necessary approvals required by any state or province for the offer and sale of the Shares pursuant to this Agreement and all necessary approvals and consents shall have been obtained from any and all government departments and agencies and from all other commissions, boards, agencies and from any other person or persons whose approval or consent is necessary to consummate the transactions contemplated under this Agreement.

              (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and the Purchaser's counsel, and the Purchaser or the Purchaser's counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or they may reasonably request.

              (e) Opinion of Company Counsel. Purchaser shall have received from Bruck & Perry, counsel for the Company, an opinion, dated as of the date of the initial Close, in the form attached hereto as Exhibit A.

              (f) Shareholders Agreement. The Company, Purchaser and Daniel Najor shall have executed a shareholder's agreement substantially in the form attached hereto as Exhibit B relating to the election of a member of the Board of Directors.

              (g) License Agreement. Purchaser and CWH shall have executed the License Agreement as of the date hereof.

          3.2 Company Conditions to Close. The obligations of the Company to sell the Shares hereunder shall be subject to the satisfaction of the following conditions precedent at or before the Close.

              (a) Performance of Covenants. The Purchaser shall have performed all of its covenants and obligations under this Agreement to be performed by the Purchaser on or prior to the Close.

              (b) Representations and Warranties Correct. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Close with the same force and effect as if they had been made on and as of said date.

              (c) Approvals and Consents. The Company shall have received all necessary approvals required by any state or province for the offer and sale of the Shares pursuant to this Agreement and all necessary approvals and consents shall have been obtained from any and all government departments and agencies and from all other commissions, boards, agencies and from any other person or persons whose approval or consent is necessary to consummate the transactions contemplated under this Agreement.

          3.3 Access to Information. The Company has given and shall continue to give to the Purchaser and its counsel, accountants and other advisors, agents, consultants and representatives (collectively, "Representatives"), full access, during normal business hours throughout the period prior to Close, to all of the properties, books, contracts, commitments and records of the Company, and has furnished and will continue to furnish during such period all such information concerning it (including its operations, financial condition and business plan) as the Purchaser may reasonably request. Provided, that any furnishing of such access or information to the Purchaser or its Representatives or any investigation by the Purchaser or its Representatives shall not affect the right of the Purchaser to rely on the representations and warranties of the Company made in this Agreement. The Purchaser agrees to hold in strict confidence all documents and information concerning the Company so furnished which is of a trade secret or confidential nature ("Confidential Information") unless the same shall have become public knowledge other than through disclosure by the Purchaser or its Representatives and, if the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained and all such Confidential Information (in written form) shall be immediately returned by the Purchaser to the Company. The Company agrees to clearly identify such Confidential Information.

      4.  Representation and Warranties of the Company.

           As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Close, except as expressly qualified or modified herein.

          4.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

          4.2 Capitalization. The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock of which 5,675,000 shares of Common Stock are issued and outstanding as of the date of this Agreement (and prior to the issuance of the 1,000,000 shares ("Private Placement Shares") of Common Stock pursuant to the Private Placement). All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. Except for subscriptions or sales of the Private Placement Shares and up to 15,000 shares of Common Stock issuable pursuant to that certain Consulting Services Agreement dated July 1996 between the Company and Jason Wirtzer, at Close there will not be outstanding, nor will the Company be subject to any agreement under which there may become outstanding, any right to purchase, or security convertible into or exchangeable for, any capital stock of the Company, including, but not limited to, options, warrants, or rights. Except as set forth herein, the Company is under no obligation (contingent or otherwise) to purchase or otherwise acquire or retire any of its securities.

          4.3 Subsidiaries. The Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity, other than its equity interest in Internet Gaming Technologies, Inc., a Nevada corporation, and Emerald Riviera Ltd., an Irish corporation (the "Subsidiaries"), both of which are wholly-owned subsidiaries of the Company.

          4.4 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity. The Shares issuable hereunder, when issued and paid for by Purchaser in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

          4.5 No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company's Board of Directors and, to the extent necessary, the shareholders of the Company, will not violate any law or any order of any court or government agency applicable to the Company, or the Certificate of Incorporation or Bylaws of the Company, as amended, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement.

          4.6 Litigation. Except as set forth on the Company Disclosure Schedule attached hereto as Exhibit C ("Company Disclosure Schedule"), there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations, prospects or business of the Company, and the Company is subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department.

          4.7 Use of Proceeds. The Company represents and warrants that up to $1,000,000 of the proceeds from the sale of the shares will be applied towards the payment of equipment pursuant to the terms of that certain Hardware, Mutual Use and Emergency Backup Agreement of even date herewith by and among Purchaser, CWH and the Company. The Company intends to use, and will use its best efforts to see that it does use, the balance of the proceeds from the sale of the Shares solely for the purpose of furthering the operations of the Company.

          4.8 Taxes. Federal income tax returns and state and local income tax returns for the Company have been filed as required by law; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed on the Company have been paid and any reports or returns due in connection herewith have been filed.

          4.9 No Defaults. Except as set forth on the Company Disclosure Schedule, no material default (or event which, with the passage of time or the giving of notice, or both, would become a material default) exists or is alleged to exist with respect to the performance of any obligation of the Company under the terms of any indenture, license, mortgage, deed of trust, lease, note, guaranty, joint venture agreement, operating agreement, partnership agreement, or other contract or instrument to which the Company is a party or any of their assets are subject, or by which they are otherwise bound, and, to the best knowledge of the Company, no such default or event exists or is alleged to exist with respect to the performance of any obligation of any party thereto.

          4.10 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 5 of this Agreement, the offer, issue, sale and delivery of the Shares under the circumstances contemplated by this Agreement constitutes or will constitute an exempt transaction under the Securities Act of 1933 (the "1933 Act"), as now in effect, and registration of the Shares under the Securities Act, is not required, and no notice, filing, registration, or qualification under any U.S. state securities or "Blue Sky" law is required in connection therewith except for such filings as may be necessary to comply with the Blue Sky laws of any state, which filings will be made in a timely manner.

          4.11 Corporate Documents. The Company has furnished to Purchaser, or will furnish upon request, true and complete copies of the Certificate of Incorporation and Bylaws of the Company certified by its secretary and copies of the resolutions adopted by the Company's Board of Directors authorizing and approving this Agreement and the transactions contemplated hereby.

          4.12 Compliance with Laws. The Company has complied in all material respects with all laws, regulations and orders affecting its business and operations and is not in default under or in violation of any provision of any federal, state or local rule, regulation or law.

          4.13 Anti-Dilution Adjustment. In the event that the Company shall at any time or from time to time during the twelve (12) month period immediately following the date of this Agreement issue, sell or otherwise dispose of shares of Common Stock without consideration, or for a consideration per share less than $5.00 (in each case, a "Disposition"), then simultaneously with such Disposition the Company shall issue to the Purchaser, for no additional consideration, an additional number of shares of Common Stock equal to the amount obtained by subtracting (x) from (y), where (y) equals the number of shares of Common Stock issued to the Purchaser under this Agreement (including this Section 4.14) prior to the Disposition and (x) equals the total amount of cash consideration paid by the Purchaser to the Company divided by the cash consideration per share received by the Company in the Disposition.

          4.14 Co-Signature Arrangement. Until such time as the Company has received equity or debt capital in an amount of not less than $2,000,000, in addition to the payments received from Purchaser hereunder, the Company shall not disburse any portion of the $700,000 in cash proceeds delivered by the Purchaser at the initial Close without the Purchaser's prior written consent which shall not be unreasonably withheld. At the Purchaser's request, the Company shall deposit the $700,000 in a special operating account that requires two signatures, one from the Company and one of the Purchaser, for any withdrawals, transfers or check drafts.

          4.15 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

          4.16 Patents and Trademarks. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted as described in the Memorandum without any conflict with or infringement of the rights of others. Except as disclosed in the Memorandum, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. Except as set forth on the Company Disclosure Schedule, the Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed in the Memorandum, will, to the Company's knowledge, conflict with or result in a material breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          4.17  Compliance with Other Instruments.

                (a) The Company is not in material violation or material default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any material portion of the assets of the Company.

                (b) The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement which loss would have a material adverse effect on the Company.

          4.18  Agreements; Action.

                 (a) Except for agreements disclosed in the Memorandum or explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof which are material to the business, affairs, prospects, operations, properties, assets or financial condition of the Company.

                 (b) Except for agreements as disclosed in the Memorandum or explicitly contemplated hereby, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $5,000, as of the date of the initial Close, except as previously disclosed to Purchaser, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

                 (c) Except as disclosed in the Memorandum, the Company has not
(i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) except for legal fees incurred in connection with this transaction and loans received from Daniel Najor, incurred any indebtedness for money borrowed or any other liabilities individually in excess of $5,000 or, in the case of indebtedness and/or liabilities individually less than $5,000, in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights other than the sale of its inventory in the ordinary course of business.

                 (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                 (e) Except for agreements disclosed in the Memorandum, the Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate of Incorporation or Bylaws, which materially adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

                 (f) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

          4.19 Disclosure. The Company believes it has fully provided the Purchaser with all the information which the Purchaser has requested for deciding whether to purchase the Common Stock and all information which the Company believes is reasonably necessary to enable the Purchaser to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          4.20 Memorandum. The Company has presented to the Purchaser a copy of the Memorandum. The Memorandum has been prepared in good faith by the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading, except that with respect to projections contained in the Memorandum, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

          4.21 Registration Rights. Except as provided in Section 6 of this Agreement and the Registration Rights Agreement attached as Exhibit II to the Memorandum, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          4.22 Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          4.23 Minute Books. The minute books of the Company and its subsidiaries provided to the Purchaser contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

      5.  Representations, Warranties and Covenants of the Purchaser.

            As a material inducement to the Company to enter into this Agreement and to sell and issue the Shares, the Purchaser represents, warrants and covenants that the following statements are true and correct as of the date hereof and will be materially true and correct at Close.

          5.1 Domicile and Accredited Purchaser. The Purchaser is domiciled in the State of Connecticut, a wholly-owned subsidiary of Executone Information Systems, Inc., a Virginia corporation, and is an accredited investor as that term is defined by Rule 501 under the 1933 Act.

          5.2 Power and Authority. The Purchaser is duly organized, validly existing and in good standing under the laws of the State of Colorado, and has taken all corporate and other action on the part of the Purchaser, as applicable, necessary for the execution, delivery and consummation of the transactions contemplated by this Agreement. Purchaser has full and absolute right, power and authority and legal capacity to execute, deliver and perform this Agreement and all other agreements contemplated hereby to be executed by such Purchaser and, upon such execution, this Agreement and all such other agreements will be the valid and binding obligation of Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors rights generally.

         5.3 No Violation. The execution, delivery and performance of this Agreement and all other agreements contemplated hereby to be executed and delivered by Purchaser, and the consummation of the transactions contemplated hereby and thereby will not materially violate, with or without the giving of notice or the lapse of time, or both, any provision of law applicable to Purchaser and will not conflict with or result in the breach or termination of any provision of, or constitute a default under, or give any person the right to accelerate any material obligation under, or result in the creation of any lien, security interest, charge or encumbrance upon any material properties, assets or business of Purchaser, pursuant to the organizational or charter documents of Purchaser, if any, or any indenture, mortgage, deed of trust, lien, lease or other instrument or agreement or any order, judgment, arbitration award or decree to which Purchaser is a party or by which Purchaser or any of its assets and properties is or may be bound.

          5.4 Acquisition for Investment. Purchaser is acquiring the Shares for its or its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the 1933 Act thereof in a manner which would require registration under the 1933 Act or any state securities laws.

          5.5 Restrictive Legend. Purchaser understands that the Shares have not been registered under the 1933 Act, or the securities laws of any state, in reliance upon exemption from registration for nonpublic offers and sales of securities. Consequently, the right to transfer, sell, pledge or otherwise dispose of the Shares will be limited by the 1933 Act and the rules thereunder. Purchaser understands and acknowledges that the certificates evidencing the Shares issued pursuant to this Agreement shall bear the following restrictive legend:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

or such other restrictive legend as counsel to the Company may reasonably deem appropriate at the time of such issuance.

           5.6 Confidentiality of Information. Purchaser agrees that any information obtained by Purchaser pursuant to Section 3.3 which is proprietary to the Company or otherwise confidential, and clearly identified by the Company as such, will not be disclosed without the prior written consent of the Company. Provided, that Purchaser may disclose such information without the prior written consent of the Company to its partners, associates, representatives or employees for purposes of evaluating, or otherwise taking action, in respect of its investment.

          5.7 Speculative Nature and Risk. Purchaser understands and acknowledges the speculative nature of and substantial risk of loss associated with an investment in the Shares. Purchaser represents and warrants that the Shares constitute an investment which is suitable and consistent with Purchaser's financial condition and that Purchaser is able to bear the risks of this investment for an indefinite period of time, which may include the total loss of Purchaser's investment in the Company. Purchaser further represents that Purchaser has adequate means of providing for Purchaser's current financial needs and corporate contingencies and that there is no need for liquidity in Purchaser's investment in the Shares and that Purchaser has sufficient financial and business experience to evaluate the merits and risks of an investment in the Company.

          5.8  Independent Investigation and Advisors. Purchaser confirms that
(i) Purchaser has received, reviewed, understands and has fully considered for purposes of Purchaser's acquisition of the Shares the Company's Memorandum and organizational documents, (ii) Purchaser has been expressly offered the opportunity to be provided a copy of and to review all reports, documents and exhibits referenced therein and such other agreements, documents and information as Purchaser deems necessary or appropriate in determining to make an investment in the Company; (iii) the Company has limited financial resources and will need sources of capital, in addition to the proceeds from the sale of the Shares under this Agreement, to implement its current business plan, the availability of which is uncertain and cannot be assured, and (iv) the Shares are highly speculative investments with a high degree of risk of loss by Purchaser of his investment therein. Purchaser represents and warrants that in making the decision to acquire the Shares, it has relied upon its own independent investigation of the Company and the independent investigations of the Company by its representatives, including his own professional legal, tax, and business advisors, and that Purchaser and its representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from the Company, or person(s) acting on its behalf, concerning the terms and conditions of acquisition by Purchaser of the Shares and any other matters concerning an investment in the Company, and to obtain any additional information Purchaser deems necessary or appropriate to verify the accuracy of the information provided.

      6. Registration Rights. To induce the Purchaser to purchase the Shares, the Company has agreed to provide registration rights with respect to the Registrable Securities (as defined below) as set forth in this Section 6. The Company hereby covenants and agrees as follows:

          6.1 Definitions. As used in this Section 6, the following terms have the meanings indicated:

                  "Demand Registration" has the meaning assigned such term in Section 6.3(a).

                  "Designated Holder" means each of the Holders and any transferee of any of them to whom Registrable Securities have been transferred, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the 1933 Act or Rule 144 under the 1933 Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Inspector" has the meaning assigned such term in Section 6.6(a)(viii).

                  "Holders" means the Purchaser and any Person to whom Registrable Securities are transferred by any of them.

                  "NASD" has the meaning assigned such term in Section 6.6(a)(xiv).

                  "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Registrable Securities" mean each of the following: (a) the Shares, (b) any shares of Common Stock issued pursuant to Section 4.13, and (c) any shares of Common Stock issued or issuable to the Holders of the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

                  "Registration Expenses" has the meaning assigned to such term in Section 6.5(d).

                  "SEC" means the Securities and Exchange Commission.

                  "Underwriter" has the meaning assigned such term in Section 6.3(e).

          6.2  Securities Subject to this Agreement.

                 (a) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when a registration statement covering such Registrable Securities has been declared effective under the 1933 Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement.

                 (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

          6.3  Demand Registration.

                (a) Request for Demand Registration. At any time during the eighteen (18) month period commencing six (6) months from the initial Close, subject to extension as provided in Section 6.5 hereof, the Holders holding more than 50% of the Registrable Securities then held by of the Holders may make a written request for registration (such Designated Holders making such request being deemed to be "Initiating Holders") of Registrable Securities under the 1933 Act, and under the securities or blue sky laws of any jurisdiction reasonably designated by such holder or holders (a "Demand Registration"); provided, the Company will not be required to effect more than two (2) Demand Registrations at the request of the Holders pursuant to this Section 6.3. Such request for a Demand Registration shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered. Within 15 days after the receipt of such request, the Company shall give written notice thereof to all other Designated Holders holding Registrable Securities (the "Non-Initiating Holders") and include in such registration all Registrable Securities held by a Designated Holder with respect to which the Company has received written requests for inclusion therein within 15 days of the receipt by such Designated Holder of such written notice. Each such request shall specify the number of Registrable Securities to be registered, the intended method of disposition thereof and the jurisdictions in which registration is desired. Unless Designated Holders holding the majority of the Registrable Securities to be included in the Demand Registration consent in writing, no other party, including the Company (but not including any other Designated Holder), shall be permitted to offer securities under any such Demand Registration.

                 (b) Effective Demand Registration. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective until the earlier of (i) the date of sale of all Registrable Securities registered thereunder or (ii) 90 days from the effective date. The Company shall use its best efforts to cause any such Demand Registration to become effective not later than 90 days after it receives a request under Section 3(a) hereof.

                 (c) Expenses. The Company shall pay all Registration Expenses (other than underwriting discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective; provided, however, that each Designated Holder participating in such Demand Registration shall bear the costs of its own legal counsel.

                 (d) Underwriting Procedures. If Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Underwriter selected in accordance with Section 6.3(e). In such event, if the Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse affect on the success of such offering, the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Underwriter may be sold without any such material adverse affect and shall reduce, first as to any stockholders who are the Non-Initiating Holders as a group and then as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities included in the request for Demand Registration, the amount of Registrable Securities to be included by each Designated Holder in such registration.

                 (e) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all such Initiating Holders shall, in their discretion, select and obtain an investment banking firm to act as the managing underwriter of the offering (the "Underwriter"), subject to approval by the Company which shall not be unreasonably withheld.

          6.4  Piggy-Back Registration.

                 (a) Piggy-Back Rights. If during the three year period following the initial Close the Company proposes to file a registration statement under the Act, other than pursuant to Section 6.3 hereof, with respect to an offering by the Company for its own account of any class of security (other than a registration statement on Form S-4 or S-8 or any successor or other forms not available for registering capital stock for sale to the public), then the Company shall give written notice of such proposed filing to each of the Designated Holders of Registrable Securities at least 30 days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the securities or blue sky laws is intended) and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such holder may request. The Company shall use its best efforts (within ten days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the Designated Holders of Registrable Securities who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the Designated Holders of Registrable Securities that the total amount or kind of securities which they, the Company and any other persons or entities intend to include in such offering (the "Total Securities") is sufficiently large so as to have a material adverse effect on the distribution of the Total Securities, then the amount or kind of securities to be offered for the account of such Designated Holders and such other persons or entities (other than the Company) shall be reduced pro rata to the extent necessary to reduce the Total Securities to the amount recommended by the Company Underwriter. Unless waived by a Designated Holder in writing, each Designated Holder shall have the right to participate pro rata based upon the proportion of the Registrable Securities held by them bears to all Registrable Securities.

          6.5  Holdback Agreements and Termination.

                 (a) Delay of Rights Under Special Circumstances. Upon receipt by the Company of a request for Demand Registration pursuant to Section 6.3(a) hereof, the Company shall have the right, in the event that the Company is then engaged in business negotiations which would be materially adversely affected by a Demand Registration, or any other material business development or event has occurred which the Company believes in its reasonable judgment would be adversely affected by a Demand Registration, to delay the effectiveness of such request by the Initiating Holders for a period of up to 120 days; provided, however, that this right may only be exercised by the Company on one occasion. The Company shall exercise the foregoing delay right by delivering to the Initiating Holders, within 15 days after the receipt of such request, a written notice attesting to the necessity of such a delay.

                 (b) Restrictions on Demands by Designated Holders and Termination of Demand Rights. Each Designated Holder of Registrable Securities agrees that the right to request a Demand Registration shall be suspended for a period of up to 180 days commencing upon the date the Company executes a letter of intent with an underwriter for a firm commitment underwritten public offering of its securities having an aggregate offering price of not less than $5,000,000, provided that a registration statement with respect to such offering is filed by the Company with the SEC within 45 days from the date of execution of such letter of intent. The foregoing suspension of the rights of the Holders will cease if such registration statement is not declared effective by the SEC within 60 days of the filing thereof.

          6.6  Registration Procedures.

                (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Sections 6.3 or 6.4 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                       (i) diligently use its best efforts to prepare and file with the SEC a registration statement on any form for which the Company then qualifies of which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of Holders' Counsel, and (B) notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                        (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days, or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                         (iii) as  soon  as  reasonably   possible,   furnish
to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                         (iv) use its  best  efforts  to  register  or  qualify
such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests, and to continue such qualification in effect in such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.6(a)(iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

                       (v) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                       (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                       (vii) enter  into  and  perform   customary   agreements
(including   an underwriting agreement n customary form with the Underwriter, if any, selected as provided in Sections 6.3 or 6.4) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                       (viii) make   available  for   inspection  by  any
seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries, officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such records has been made generally available to the public other than through a breach of the confidentiality requirement set forth above. Each Seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is required by any court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                       (ix) if such sale is pursuant to an underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

                       (x) use its best efforts to furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                       (xi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 6.11(a) of the 1933 Act;

                       (xii) cause  all  such  Registrable   Securities  to  be
listed on each securities exchange on which similar securities issued by the Company are then listed, provided, that the applicable listing requirements are satisfied;

                       (xiii) keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration under Sections 6.3 or 6.4 hereunder;

                       (xiv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

                       (xv) use best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

                (c) Notice to Discontinue. Each Designated Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.6(a)(vi), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Designated Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.6(a)(vi) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holders possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including without limitation the period referred to in Section 6.6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6.6(a)(vi) to and including the date when the Designated Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6.6(a)(vi).

                (d) Registration Expenses. The Company shall pay all expenses (other than as set forth in Section 6.3(c)) arising from or incident to the performance of, or compliance with, this Agreement, including without limitation, (i) SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including without limitation any expenses arising from any special audits incident to or required by any registration or qualification), and (v) any liability insurance or other premiums for insurance obtained (which insurance the Company agrees to use its best efforts to obtain upon the reasonable request of any seller of Registrable Securities) retained in connection with any Demand Registration or piggy-back registration pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 6.5 are referred to herein as "Registration Expenses."

          6.7  Indemnification; Contribution.

                (a) Indemnification by the Company. The Company agrees to indemnify, to the fullest extent permitted by law, each Designated Holder, its officers, directors, partners, employees, advisors and agents and each Person who controls (within the meaning of the 1933 Act or the Exchange Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Designated Holder expressly for use therein. The Company shall also indemnify any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the 1933 Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

                (b) Indemnification by Designated Holders. In connection with any registration statement in which a Designated Holder is participating pursuant to Sections 6.3 or 6.4 hereof, each such Designated Holder shall furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Designated Holder agrees to indemnify, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the 1933 Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only with respect to any such information furnished in writing by such Designated Holder; provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 6.7(b) shall be limited to the net proceeds received by such Designated Holder in the offering to which the registration statement or prospectus relates.

                (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnification Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless
(i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment, (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

               (d)   Contribution. If the indemnification provided for in this
Section 6.7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 6.7(a), 6.7(b) and 6.7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person.

          6.8 Rule 144. The Company covenants that, from and after the date that the Company has a class of equity securities registered under the Exchange Act, it shall (i) file any reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder; and (ii) take such further action as each Designated Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the 1933 Act), all to the extent required from time to time to enable such Designated Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the 1933 Act, as such rules may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Designated Holder of Registrable Securities, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

      7. Miscellaneous

          7.1 Board Representation. The Company agrees that from the date that Purchaser has paid for and acquired a number of Shares equal to 5% of the then outstanding common shares of the Company, and continuing for so long as Purchaser owns any of the Shares, or until such earlier date that Purchaser fails to purchase and pay for Shares agreed to be purchased in accordance with this Agreement (unless such failure is caused by a breach or event of default on the part of the Company), its management will recommend and nominate for election to the Board of Directors of the Company a designee of Purchaser, and use its best efforts to maintain a sufficient number of seats on the Board of Directors to permit such designee to serve as a director and to replace any vacancy in the seat held by Purchaser's designee by another designee of Purchaser.

          7.2 Survival of Representations. All representations, warranties and agreements contained herein or made in writing by the Company and the Purchaser in connection with the transactions contemplated hereby except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement and continue for a period of two years from the date of the Close, at which time all representations, warranties and agreements hereunder shall expire.

          7.3 Waiver of Conditions. At any time or times during the term hereof, the Company may waive fulfillment of any one or more of the conditions to its obligations in whole or in part, and the Purchaser may waive fulfillment of any one or more of the foregoing conditions to their obligation, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers.

          7.4 Partial Invalidity. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          7.5 Notices. Any notices relating to this Agreement shall be deemed sufficiently given and served for all purposes if given by a telegram filed, charges prepaid, or a writing deposited in the United States mail, postage prepaid and registered or certified within the United States, addressed as follows:

                  If to the Company:

                  Internet Gaming Technologies, Inc.
                  8989 Rio San Diego Drive, Suite 320
                  San Diego, California  92108
                  Attention:  Daniel B. Najor, Chief Executive Officer

                  If to the Purchaser:

                  Unistar Entertainment, Inc.
                  478 Wheelers Farms Road
                  Milford, Connecticut  06460
                  Attention:  Michael W. Yacenda, President

          7.6 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto and no right or liability or obligation arising hereunder may be assigned by any party hereto.

          7.7 Law Governing. This Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the State of California.

          7.8 Headings. The section, subsection and paragraph headings throughout this Agreement are for convenience and reference only, and the words contained therein shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Agreement.

          7.9 Counterparts. This Agreement may be executed in any number of counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered a counterpart thereof to the Company and the Purchaser.

          7.10 Entire Agreement. This Agreement and the exhibits contain the entire agreement of the parties hereto and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by the parties hereto.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                    INTERNET GAMING TECHNOLOGIES, INC.,
                                    a Delaware corporation



                                    By:/s/ Daniel B. Najor
                                       ----------------------------------------
                                       Daniel B. Najor, Chief Executive Officer


                                    UNISTAR ENTERTAINMENT, INC.,
                                    a Colorado corporation



                                    By:/s/ Michael W. Yacenda
                                       ----------------------------------------
                                       Michael W. Yacenda, President